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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): August 16, 1999



                               JSB FINANCIAL, INC.
               (Exact name of registrant as specified in charter)


   DELAWARE                         001-13157                  11-3000874
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                   303 MERRICK ROAD, LYNBROOK, NEW YORK 11563
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (516) 887-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEMS 1 THROUGH 4.      NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On August 16, 1999, JSB Financial, Inc., a Delaware corporation ("JSB"), announced that it had entered into an Agreement and Plan of Merger, dated as of August 16, 1999 ("Merger Agreement"), with North Fork Bancorporation, Inc., a Delaware corporation ("NFB"). NFB is the bank holding company parent of North Fork Bank and Trust Company, a New York State chartered stock commercial bank. The Merger Agreement provides, among other things, that JSB will merge with and into NFB, with NFB being the surviving corporation ("Merger"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         Pursuant to the Merger Agreement, each share of JSB common stock, par value $0.01 per share ("JSB Common Stock"), issued and outstanding immediately prior to the Effective Time will be converted into and become the right to receive 3.0 shares of NFB common stock, par value $2.50 per share ("NFB Common Stock"), except for (i) shares of JSB Common Stock held directly or indirectly by NFB, other than shares held in a fiduciary capacity in satisfaction of a debt previously contracted, and (ii) shares held by JSB as treasury stock. Each holder of JSB Common Stock who would otherwise be entitled to receive a fraction of a share of NFB Common Stock will receive an amount in cash equal to the product arrived at by multiplying such fraction of a share of NFB Common Stock by the NFB Market Value.

         The Merger will be structured as a tax-free reorganization and it is expected that it will be accounted for as a pooling-of-interests; the Merger Agreement, however, is not conditioned upon such accounting treatment. Consummation of the Merger is subject to the satisfaction of certain customary conditions, including approval of the Merger Agreement by the stockholders of both JSB and NFB and approval of the appropriate regulatory agencies.

         JSB has the right to terminate the Merger Agreement if (i) the NFB Market Value on the Valuation Date falls below $16.35 per share and (ii) such decline in value is 10% greater than the percentage decline of the shares of stock of a group of similar financial institutions over the same period, unless NFB elects to increase the Merger Consideration to be received by JSB's stockholders as set forth in the Merger Agreement.

         The Merger Agreement also provides that options to purchase shares of JSB Common Stock under JSB's stock option plans that are outstanding at the Effective Time shall be converted into options to purchase shares of NFB Common Stock in accordance with the procedure set forth in the Merger Agreement. In connection with the Merger Agreement, JSB granted to NFB a stock option pursuant to a Stock Option Agreement, dated as of August 16, 1999, which, under certain defined circumstances, would enable NFB to purchase up to 19.9% of JSB's issued and outstanding shares of common stock. The Stock Option Agreement provides that the total profit receivable thereunder may not exceed $30 million plus reasonable out-of-pocket expenses. A copy of the Stock Option Agreement is attached hereto as Exhibit 4.1.

         JSB and NFB publicly announced the Merger in a press release dated August 16, 1999, a copy of which is attached hereto as Exhibit 99.1.


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         The press release and analyst presentation incorporated by reference herein may contain certain forward-looking statements with respect to the financial condition, results of operations and business of NFB following the consummation of the Merger, including statements relating to (a) the expected cost savings and revenue enhancements to be realized from the Merger and (b) projected 2000 pro forma earnings per share. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings or revenue enhancements from the Merger cannot be fully realized; (2) deposit attrition, customer loss or revenue loss following the Merger is greater than expected; (3) competitive pressure in the banking and financial services industry increases significantly; (4) changes in the interest rate environment reduce margins; (5) general economic conditions, either nationally or in the State of New York, are less favorable than expected; (6) changes in real estate values; (7) changes in accounting principles; (8) changes in legislation; (9) changes in other economic, governmental, regulatory and technological factors affecting each company's operations, pricing, products and services; and (10) the impact of the Year 2000

ITEM 6.                 NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  a.       Financial Statements of Businesses Acquired.
                           Not Applicable

                  b.       Pro forma Financial Information.
                           Not Applicable

                  c. Exhibits: The following Exhibits are filed as part of this report:

         EXHIBIT NO.                           DESCRIPTION
         -----------                           -----------
             2.1 Agreement and Plan of Merger, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc.*

             4.1 Stock Option Agreement, dated August 16, 1999, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc.*

             99.1               Press Release issued August 16, 1999.

             99.2               Analyst Presentation.

                  * to be filed by amendment.


ITEM 8.           NOT APPLICABLE.

ITEM 9.           NOT APPLICABLE.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               JSB FINANCIAL INC.


                                               By:  /s/ Thomas R. Lehmann
                                                    ----------------------------
                                                    Thomas R. Lehmann
                                                    Executive Vice President and
                                                       Chief Financial Officer

Date:    August 17, 1999




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                                  EXHIBIT INDEX




       EXHIBIT                               DESCRIPTION
       -------                               -----------

         2.1 Agreement and Plan of Merger, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc.*

         4.1 Stock Option Agreement, dated as of August 16, 1999, by and between North Fork Bancorporation, Inc. and JSB Financial, Inc.*

         99.1           Press Release issued August 16, 1999.

         99.2           Analyst Presentation.


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* to be filed by amendment.

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